                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 23, 1998
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                                EASYRIDERS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                     001-14509                 33-0811505
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     (State of                   (Commission              (I.R.S. Employer
   Incorporation)                File Number)            Identification No.)


        567 San Nicolas Drive, Suite 400, Newport Beach, California 92660
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (949) 718-4630
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                                       N/A
          (Former name or former address, if changed since last report)





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Item 1   Changes in Control of Registrant.

On September 23, 1998, after approval by the stockholders of Newriders, Inc., a Nevada corporation ("Newriders"), Easyriders, Inc. (the "Registrant") consummated a series of transactions (collectively referred to as the "Reorganization") as described below in this report. See "Item 2. -- Acquisition or Disposition of Assets." In connection with the Reorganization, three persons, Mr. Joseph Teresi, Mr. John E. Martin and Mr. William E. Prather, became the beneficial owners of a number of shares of Registrant's Common Stock, $.001 par value per share (the "Easyriders Common Stock") representing in the aggregate approximately sixty-seven percent (67%) of the issued and outstanding shares of the Easyriders Common Stock as of September 23, 1998. Mr. Teresi is Publisher of Paisano Publications, Inc., a subsidiary of Registrant. Mr. Martin is the Chairman of the Board of Directors of Registrant. Mr. Prather is the President, Chief Executive Officer and a member of the Board of Directors of Registrant.

In connection with the Reorganization, Mr. Teresi received 6,993,507 shares of the Easyriders Common Stock (representing approximately 35.3% of Easyriders Common Stock issued and outstanding as of September 23, 1998). Of these shares, 6,493,507 were received as part of the consideration for the contribution by Mr. Teresi to the Registrant of all of the issued and outstanding common stock of the companies comprising the Paisano Companies, as described below. See "Item 2 -- Acquisition or Disposition of Assets." The remaining 500,000 shares were received by Mr. Teresi upon the exchange of 1,000,000 shares of the Common Stock, $.001 par value per share of Newriders (the "Newriders Common Stock") previously acquired by Mr. Teresi in consideration of the forgiveness of $211,133 in accounts payable owed by Newriders to one or more of the Paisano Companies, which were then owned by Mr. Teresi.

In connection with the Reorganization, Mr. Martin received 5,282,947 shares of Easyriders Common Stock (representing approximately 26.6% of Easyriders Common Stock issued and outstanding as of September 23, 1998). Of these shares, 4,036,797 were received for a purchase price of $12,300,000, of which $5,000,000 was paid in cash, and the balance paid by delivery of the Martin Notes, as described below. See "Item 2 -- Acquisition or Disposition of Assets." In the Reorganization, Mr. Martin also exchanged 242,300 shares of Newriders Common Stock for 121,150 shares of Easyriders Common Stock, and a warrant to purchase 250,000 shares of Newriders Common Stock exercisable at $4.00 per share for a warrant to purchase 125,000 shares of Easyriders Common Stock exercisable at $8.00 per share. Mr. Martin also exchanged in the Reorganization, his 49.0% interest in M & B Restaurants, LLC, a Texas limited liability company which operates four restaurants under the name El Paso Bar-B-Que ("El Paso") for 1,000,000 shares of Easyriders Common Stock.

In connection with the Reorganization, Mr. Prather and his wife received a total of 1,000,000 shares of Easyriders Common Stock (representing approximately 5% of Easyriders Common Stock issued and outstanding as of September 23, 1998), in consideration for the contribution by Mr. and Mrs. Prather of all of their interest as members in El Paso, as defined below. See "Item 2 -- Acquisition or Disposition of Assets."

The following table sets forth certain information with respect to the beneficial ownership of Easyriders Common Stock, by: (a) each person known by Registrant to beneficially own more than 5% of the Easyriders Common Stock, (b) each director of Registrant, (c) all directors and executive officers of Registrant, as a group, as of September 23, 1998.



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

                                             AMOUNT AND NATURE   PERCENTAGE OF
                                               OF BENEFICIAL       OUTSTANDING
NAME OF BENEFICIAL OWNER                         OWNERSHIP       COMMON STOCK(1)
                                             -----------------   --------------
John E. Martin(2)...........................      5,282,947          26.6%
William E. Prather(3).......................      1,000,000           5.0%
Wayne L. Knyal(4)...........................        238,027           1.2%
Daniel J. Gallery(5)........................         37,500              *
Joseph Teresi (6)...........................      8,363,507          42.2%
Ellen Meagher...............................              0              *
Robert Davis................................              0              *
Joseph J. Jacobs............................              0              *
All Executive Officers and
Directors of Easyriders as a
group (9 persons)(7)........................     15,343,131          76.9%

----------
*Less than one percent (1%)

(1) As of the date of this Report, there are a total of 19,829,352 issued and outstanding shares of Easyriders Common Stock.

(2) Includes: (a) warrants to purchase up to 125,000 shares at $8.00 per share anytime on or before April 21, 1999; (b) 5,157,947 shares held in the John E. Martin Revocable Trust dated June 16, 1992, of which Mr. Martin is trustee and beneficiary.

(3) All shares are held jointly by Mr. Prather and his spouse.

(4) Includes an option to purchase up to 15,000 shares of Easyriders Common Stock exercisable at $5.00 per share. On June 10, 1998, Mr. Knyal purchased $1,000,000 face value of Newriders convertible debentures. The debentures are convertible into shares of Easyriders Common Stock at the lesser of $4.75 per share or 75% of the average closing bid price of Easyriders Common Stock during the five trading period prior to conversion. For purposes of this table the conversion ratio of $4.75 per share has been used, which would provide for the issuance of 210,527 shares of Easyriders Common Stock upon conversion. In connection with Mr. Knyal's purchase of the debentures, Mr. Knyal was also issued a warrant which was exchanged in connection with the Reorganization to purchase up to 12,500 shares of Easyriders Common Stock exercisable at a price equal to 115% of the conversion price of the debentures.

(5) Mr. Gallery holds a fully vested option to purchase up to 15,000 shares of Easyriders Common Stock exercisable at $5.00 per share. Shares beneficially owned also includes 17,500 shares held of record by G3 Holdings, LLC, a limited liability company in which Mr. Gallery, his brother and his sister are co-managers and owners.

(6) Includes 1,370,000 shares owned by three unrelated individuals, for which shares Mr. Teresi holds irrevocable proxies which expire May 29, 2000, and in which Mr. Teresi has no pecuniary interest.

(7) Registrant has treated as issued and outstanding, 125,000 shares subject to a warrant exercisable at $8.00 per share in favor of Mr. Martin, 125,000 shares subject to a warrant exercisable at $8.00 per share in favor of Mr. William R. Nordstrom, Registrant's Executive Vice President, 27,500 shares



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covered by options granted to Mr. Knyal, 15,000 shares covered by options granted to Mr. Gallery, and 210,527 shares issuable to Mr. Knyal upon conversion of certain convertible debentures.

STOCKHOLDER'S AGREEMENT, BOARD OF DIRECTORS AND MANAGEMENT OF REGISTRANT

In connection with the Reorganization, Mr. Martin, Mr. Teresi and the Registrant have entered into that certain Stockholders' Agreement dated September 23, 1998 (the "Stockholders' Agreement"). The Stockholders' Agreement provides that Mr. Martin and Mr. Teresi are each entitled to designate four individuals to serve on the Board of Directors of the Registrant, and that Mr. Martin and Mr. Teresi shall each vote their shares for the persons designated by the other to so serve, so long as amounts remain owing to Mr. Teresi for the purchase of the Paisano Companies. Mr. Martin and Mr. Teresi are respectively the beneficial owners of, and entitled to vote, approximately 5,157,947 and 6,993,507 shares of Easyriders Common Stock presently subject to the Stockholders Agreement, representing an aggregate of approximately 61.3% of the number of shares of Easyriders Common Stock, Mr. Martin and Mr. Teresi together will control the election of all of the directors of the Registrant for the foreseeable future and stockholders other than Mr. Martin and Mr. Teresi will not have any power to elect directors of the Registrant. The Easyriders Board of Directors presently has no provision in place to break ties and resolve disagreements.

In addition, Mr. Teresi holds irrevocable proxies to vote 1,370,000 shares of Easyriders Common Stock, which expire May 29, 2000.

Since consummation of the Reorganization, Registrant has been managed by a Board of Directors consisting of eight members, all of whom have been designated by Mr. Martin and Mr. Teresi in accordance with the Stockholders' Agreement. The following four directors were designated by Mr. Martin: John E. Martin, William
E. Prather, Wayne L. Knyal, and Daniel J. Gallery, each of whom was a director of Newriders prior to the Reorganization. The following four directors were designated by Mr. Teresi: Joseph Teresi, Ellen Meagher, Robert Davis, and Joseph
J. Jacobs.

The names and ages of the directors of Registrant appear in the table below:

        NAME              AGE               POSITION
        ----              ---               --------

John E. Martin             52         Director and Chairman of the Board
William E. Prather         51         President, Chief Executive Officer and Director
Daniel J. Gallery          43         Director
Wayne L. Knyal             51         Director
Joseph Teresi              56         Director of Registrant and Publisher of Paisano
                                      Publications
Robert Davis               50         Director of Registrant and Chief Financial Officer
                                      of Paisano Publications
Ellen Meagher              43         Director
Joseph J. Jacobs           73         Director

Mr. John E. Martin has been the Chairman of the Board of Directors of the Registrant since its inception in May, 1998. He has been Chairman of the Board of Directors of Newriders since July 1997. He served as Chief Executive Officer of Newriders from July 1997 until October 1997. Mr. Martin served as President and Chief Executive Officer of Taco Bell Corp. from August 1983 until October 1995. In



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

October 1995, Mr. Martin became Chairman and continued as Chief Executive Officer of Taco Bell Corp. until October 1996. From October 1996 until June 1997, Mr. Martin was Chairman and Chief Executive Officer of PepsiCo Casual Dining International, a division of PepsiCo. Mr. Martin is a member of the Educational Foundation of the National Restaurant Association's Board of Trustees, and is a founding member of the Chief Executive Round Table at the University of California, Irvine. Mr. Martin is a director of The Good Guys, Inc., Williams-Sonoma, Inc., Franchise Mortgage Acceptance Company, LLC ("FMAC") and Chevy's Mexican Restaurants, Inc.

Mr. William E. Prather has been the President, Chief Executive Officer and a director of the Registrant since its inception in May, 1998. He has been President, Chief Executive Officer and a director of Newriders since October 1997. Mr. Prather was employed by Burger King in various capacities beginning 1972 until 1986, which capacities included at different times Regional Manager, Head of European Operations and Executive Vice President of Worldwide Operations. Mr. Prather was Chief Executive Officer of Hardee's from March 1986 to July 1991, and the Chief Executive Officer of Furr's Bishop's Cafeteria, Inc. from February 1992 to October 1994. Mr. Prather is the founder and President of El Paso.

Mr. Wayne L. "Buz" Knyal has been a director of the Registrant since September 23, 1998. He has served as a director of Newriders since August 1997. Mr. Knyal has been the President, Chief Executive Officer and a Director of FMAC since its inception in June 1995. Prior to founding FMAC's predecessor in 1991, Mr. Knyal founded and owned CBI Insurance Services, Inc. and concurrently served as President of CBI Mortgage Company, a residential mortgage banker. From 1968 to 1980, Mr. Knyal was an Executive Vice President of Krupp/Taylor Advertising and served clients in the fast food industry.

Mr. Daniel J. Gallery has been a director of the Registrant since September 23, 1998. He has served as a director of Newriders since August 1997. Mr. Gallery is a co-founder of Carts of Colorado, Inc., which is engaged in mobile and modular merchandising and the utilization of non-traditional locations for food service operations, including airports, stadiums and arenas, convenience stores, and golf courses. Mr. Gallery continues as Executive Vice President for Carts of Colorado, Inc., a position he has held for a period of more than five years. He is a member of the Board of Directors of Cohabaco Cigar Company, a private venture engaged in cigar marketing, Monterey Pasta Company, a pasta manufacturing company, and the National Association of Concessionaires.

Mr. Joseph Teresi has been a director of the Registrant since September 23, 1998. He founded Paisano Publications in 1970 and since 1986 has been the sole stockholder of Paisano Publications. He has served as Chairman of the Board of Directors of Paisano Publications and the other companies comprising the Paisano Companies for more than the past five years, respectively, or such shorter time as they may have been in existence. From 1968 to 1978, Mr. Teresi was involved with the manufacturing, distribution and retailing of motorcycle parts and accessories.

Ms. Ellen Meagher has been a director of the Registrant since September 23, 1998. She is also a director of Paisano Publications. Ms. Meagher joined Paisano Publications in 1986 and has held positions as Controller, Treasurer, Chief Financial Officer and Chief Operating Officer. Ms. Meagher is also Secretary and Director of Easyriders Franchising and President of Easyriders of Columbus.

Mr. Robert Davis has been a director of the Registrant since September 23, 1998. Mr. Davis is the Vice President of Finance of Paisano Publications. Mr. Davis has been with Paisano Publications since



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

January, 1993. Mr. Davis is also Treasurer and Director of Easyriders Franchising and Treasurer of Easyriders of Columbus.

Mr. Joseph J. Jacobs has been a director of the Registrant since September 23, 1998. Mr. Jacobs has been an independent legal consultant on merger and acquisition matters since 1992. Between November 1989 and December 1991, he served as Vice President and General Counsel of Graphic Scanning Corp. where he negotiated the acquisition of that company by Bell South Corporation, and subsequent to that acquisition in 1992 was Vice President and General Counsel of Ram/BSE LP, a wireless and paging partnership in which Bell South Corporation had a 50% interest. Mr. Jacobs served in various legal positions between 1954 and 1961, with American Broadcasting Company, including Assistant to the President for Legal and Broadcasting Division Affairs -- Washington, and Assistant General Counsel, and in 1961 as General Attorney of Metromedia, Inc. Between 1961 - 1971 he served as Director of Program and Talent Negotiation for United Artists Television and Vice President and Counsel of United Artists Broadcasting. Between 1972 - 1987, he was Director of Legal Affairs for ITT Corporation's Communications Operations Group and Vice President and General Counsel of both ITT World Communications, Inc. and United States Transmission Systems, Inc. In 1988, Mr. Jacobs became Counsel to the law firm of Seyfarth, Shaw, Fairweather and Geraldson. Prior to joining American Broadcasting Company, he was an Associate with the law firm of Proskauer, Rose, Goetz and Mendelsohn.

The Compensation Committee of the Board of Directors of Easyriders consists of Joseph J. Jacobs and Daniel J. Gallery. The Audit Committee of the Board of Directors of Easyriders consists of Joseph J. Jacobs, Ellen Meagher, Daniel J. Gallery and Wayne L. Knyal. The Executive Officers of Easyriders consists of John E. Martin, Chairman of the Board, William E. Prather, President and Chief Executive Officer and William R. Nordstrom, Vice President, Chief Financial Officer, Treasurer and Secretary.

Item 2.  Acquisition or Disposition of Assets.

On September 23, 1998, the Registrant consummated a series of transactions (collectively referred to as the "Reorganization"), including the following: (i) the acquisition (the "Paisano Acquisition") by Registrant of all of the outstanding common stock of Paisano Publications, Inc., a California corporation ("Paisano Publications") and certain affiliated corporations (the "Paisano Companies"), which are engaged in publishing special interest magazines relating to motorcycles and tattooing, marketing motorcycle apparel and accessories, promoting tattoo and motorcycle related events, and franchising retail stores which market motorcycle apparel and accessories; (ii) the acquisition (the "El Paso Acquisition") by Registrant of all of the outstanding membership interests of M & B Restaurants, L.C., a Texas limited liability company ("El Paso"), which is engaged in the operation of four restaurants under the name "El Paso Bar-B-Que;" and (iii) the merger (the "Merger") of a subsidiary of Easyriders ("Easyriders Sub") with and into Newriders.

As a result of the Merger (i) the Newriders Common Stock was exchanged for Easyriders Common Stock on the basis of one share of Easyriders Common Stock for each two shares of Newriders Common Stock, and the stockholders of Newriders immediately prior to the Merger became stockholders of Registrant, (ii) all of the outstanding options, warrants and other convertible securities exercisable for or convertible into Newriders Common Stock were exchanged for the right to purchase or convert into one-half the number of shares of Easyriders Common Stock at an exercise price or conversion ratio per share equal to two times the exercise price or conversion ratio provided for in the stock option, warrant or other agreements evidencing such options, warrants or other convertible securities, and (iii) Newriders, the Paisano Companies and El Paso became wholly-owned subsidiaries of Registrant. Immediately following



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

the Reorganization, Registrant transferred the El Paso membership interests to Newriders, with the result that El Paso became a wholly-owned subsidiary of Newriders.

In the Paisano Acquisition, Registrant and a second subsidiary of Registrant ("Easyriders Sub II") received all of the issued and outstanding stock (the "Paisano Companies Stock") of each of the corporations that comprise the Paisano Companies. The Paisano Companies are Paisano Publications, Easyriders of Columbus, Inc., an Ohio corporation ("Columbus"), Easyriders Franchising, Inc., a California corporation ("Easyriders Franchising"), Teresi, Inc., a California corporation ("Teresi, Inc."), Bros Club, Inc., a California corporation ("Bros Club") and Associated Rodeo Riders on Wheels, a California corporation ("Rodeo Riders"). Mr. Joseph Teresi, the sole stockholder of each of the Paisano Companies, received in exchange for the Paisano Companies Stock, total consideration in the amount of $48,000,000, consisting of 6,493,507 shares of Easyriders Common Stock (representing approximately 32.7% of Easyriders Common Stock issued and outstanding immediately following the Reorganization), and promissory notes aggregating $28,000,000, consisting of a promissory note of Easyriders Sub II in the principal amount of $15,000,000 which was paid in cash immediately after the Merger occurred, and three promissory notes of Registrant (the "Contributor Notes") in the aggregate amount of $13,000,000. The aggregate amount received by Mr. Teresi is subject to adjustment upward or downward, dollar for dollar, based on the amount by which the Paisano Companies' combined working capital exceeded or was less than $4,537,000 as of the consummation of the Paisano Acquisition. This determination is presently in process. As of June 30, 1998, the Paisano Companies combined working capital was approximately $2,987,000.

In connection with the Paisano Acquisition, the Paisano Companies distributed certain assets to Mr. Teresi and Mr. Teresi assumed certain liabilities of the Paisano Companies with the anticipated effect of increasing the working capital of the Paisano Companies. As contemplated in connection with the Paisano Acquisition, Mr. Teresi received a dividend of $7,000,000 from Paisano Publications, which was funded by a loan in that amount to Paisano Publications, and was repaid by Paisano Publications upon consummation of the Reorganization. As of June 30, 1998, the net assets of the Paisano Companies were approximately $3,780,000. After deducting the $7,000,000 dividend paid to Mr. Teresi, the deficiency in net assets of the Paisano Companies as of June 30, 1998, on a pro forma basis, would have been approximately $3,220,000.

Mr. Teresi also has the right, subject to the approval of the Compensation Committee of Registrant, to recommend that certain employees of the Paisano Companies who continue to perform services after the Reorganization or are consultants to any of the Paisano Companies be granted options to purchase an aggregate of 300,000 shares of Easyriders Common Stock under the Easyriders Plan, exercisable at $5.00 per share.

The Contributor Notes consist of a subordinated promissory note (the "Contributor Subordinated Note") in the amount of $5,000,000, a limited recourse subordinated promissory note (the "Contributor Mirror Note") in the amount of $5,000,000 secured by the Martin Mirror Note (defined below) and a subordinated promissory note (the "Contributor Short-Term Subordinated Note") in the amount of $3,000,000. The Contributor Subordinated Note has a term of five years and can be extended for an additional term of five years by Registrant and bears interest at an annual rate between six and ten percent. The Contributor Mirror Note has a term of five years and will be extended if and to the extent that the Martin Mirror Note is extended, and bears interest at an annual rate between six and ten percent. The Contributor Short-Term Subordinated Note has a term of ninety days and bears interest at an annual rate of ten percent.



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

In the El Paso Acquisition, John E. Martin, William E. Prather and his wife, Marna Prather (collectively, the "El Paso Owners"), who together owned all of the outstanding membership interests of El Paso prior to the Reorganization, received a total of 2,000,000 shares of Easyriders Common Stock in exchange for all of the outstanding membership interests of El Paso.

In connection with the Reorganization, John E. Martin, the Chairman of Registrant, purchased 4,036,797 shares of Easyriders Common Stock, for a purchase price of $12,300,000, which he paid $5,000,000 in cash and the balance by delivery of the Martin Notes. The Martin Notes consist of the Martin Mirror
Note in the amount of $5,000,000, which note has been pledged by Registrant to secure the Contributor Mirror Note, and the Other Martin Note in the amount of $2,300,000. The Martin Mirror Note has a term of five years, may be extended by Mr. Martin for an additional period of five years and bears interest at an annual rate between six and ten percent. The Other Martin Note has a term of five years and may be extended by Mr. Martin for an additional five years and bears interest at an annual rate between six and ten percent.

In connection with the Reorganization, four of the largest shareholders of Newriders, Inc. ("Newriders") agreed to return to Newriders an aggregate of 6,156,480 shares of Newriders common stock to be cancelled. A total of 4,848,480 of these shares were delivered to Newriders for cancellation at or prior to closing. One of the four shareholders, Rick L. Pierce, failed to deliver 1,308,000 of the Newriders shares to be cancelled, of which 464,000 Newriders shares are beneficially owned by another individual, Leon Hatcher, who had consented to their cancellation. Mr. Teresi waived the condition for cancellation of the 1,308,000 Newriders shares at closing, on the condition that Newriders continue to pursue the cancellation of the 1,308,000 Newriders shares. The Registrant has issued stop transfer instructions concerning the 1,308,000 Newriders shares which is equivalent to 654,000 shares of Easyriders, Inc. common stock. Following the closing on September 23, 1998, a petition for an involuntary bankruptcy proceeding under Chapter 11 of the U. S. Bankruptcy Code involving Mr. Pierce was filed. The Registrant, through its subsidiary, Newriders, intends to pursue its claim for cancellation of the 1,308,000 Newriders shares in the bankruptcy proceeding involving Mr. Pierce.

TERMS OF THE SENIOR CREDIT AGREEMENT

Newriders and Paisano Publications have received a loan from Nomura Holding America, Inc. (the "Senior Lender") of $22,000,000 in the aggregate, $17,000,000 of which consists of term loans (the "Term Loans") and $5,000,000 of which consists of revolving loans (the "Revolving Loans" and collectively with the Term Loans, the "Senior Loans").

The Term Loans plus up to $3,500,000 of the Revolving Loans was used to repay the $15,000,000 note issued by Easyriders Sub II to Mr. Teresi and to repay $7,000,000 of the loan incurred by Paisano Publications in order to fund the $7,000,000 dividend paid to Mr. Teresi by Paisano Publications prior to the Paisano Acquisition and $500,000 of expenses. The remaining portion of the Revolving Loans will be used by Paisano Publications for working capital purposes. $15,000,000 of the Senior Loans was initially lent to Easyriders Sub II, which used the proceeds thereof to repay the promissory note in the principal amount of $15,000,000 issued by it to Mr. Teresi in connection with the Paisano Acquisition. Simultaneously therewith, Easyriders Sub II was merged with and into Paisano Publications, with Paisano Publications being the surviving company and the obligor on the Senior Loans.

The Senior Loans are guaranteed (the "Guarantees") by Registrant and the Paisano Companies other than Paisano Publications (the "Guarantors"). The Senior Loans will mature on the third anniversary of



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

September 23, 1998, and bear interest at an annual rate equal to the prime rate of the Senior Lender from time to time plus 1.85%. The Senior Loans and the Guarantees are secured by a first priority security interest in substantially all of the tangible and intangible assets (owned or hereafter acquired) of Registrant and the Paisano Companies, including all of the capital stock or equity interests of the Paisano Companies, Newriders and El Paso. The Senior Loans and the Guarantees constitute the sole senior secured indebtedness of Paisano Publications and the Guarantors and rank senior to all other indebtedness of Paisano Publications and the Guarantors, including the $13,000,000 of Contributor Notes.

Paisano Publications is obligated to pay the Senior Lender a fee equal to 0.25% per annum of the average daily undrawn amount of the Revolving Loans.

At the end of each six-month period in which the Term Loans are outstanding, Paisano Publications is required to prepay the Term Loans in an aggregate principal amount equal to 35% of Excess Cash Flow for such period. Excess Cash Flow will be defined as the sum of (i) net income, plus (ii) net non-cash charges (net of credits), reduced by allowable capital expenditures and changes in working capital, plus (or minus) (iii) net losses (or net gains) resulting from any asset sale.

Subject to certain limitations on dividends, provided that no event of default has occurred, Paisano Publications may loan funds to Registrant monthly, limited to the lesser of $100,000 or 35% of the Excess Cash Flow for the preceding monthly period.

The net proceeds from any public offering or Rule 144A offering or private placement of debt, equity or hybrid securities, and any funds raised through the incurrence of bank indebtedness by Easyriders, Paisano Publications or any other Paisano Company will be applied toward the mandatory prepayment of the principal of the Term Loans plus accrued interest. Notwithstanding the foregoing, Easyriders may retain up to $5,000,000 in the aggregate, from the net proceeds of any approved sale of debt or equity securities for purposes of refinancing the Contributor Short-Term Subordinated Note or funding operating expenses of Easyriders.

The Senior Loans may be repaid in whole or in part from time to time, at the option of Paisano Publications without premium.

Warrants to purchase 348,157 shares of Easyriders Common Stock will be issued and sold to the Senior Lender on the closing date of the Reorganization at nominal cost. The exercise price of the Warrants will be $3.00 per share. The Warrants will be exercisable at any time for a period of seven years from their date of issuance. The Warrants and the underlying common stock issuable upon exercise of the Warrants will be covered by agreements which provide for registration rights.

The Senior Credit Agreement and the Guarantees contain affirmative and negative covenants concerning Paisano Publications and the Guarantors and their subsidiaries. Affirmative covenants under the Senior Credit Agreement and the Guarantees include, but are not limited to, compliance with contractual obligations and law, maintenance of existence, inspection rights, payment of taxes and other claims, maintenance of property and insurance, further assurances and notices and reporting. Negative covenants under the Senior Credit Agreement and the Guarantees include, but are not limited to, the following: limitations on liens and negative pledges; limitations on sale/leasebacks; limitations on indebtedness, capital leases, contingent obligations and preferred stock; restrictions on the creation of any subsidiaries; limitations on dividends or any payments on, or redemptions or repurchases of, the capital stock and other restricted payments; limitations on the sale of assets and transactions with affiliates; limitations on payments under operating leases; limitations on mergers and/or consolidations; limitations on investments, acquisitions and joint ventures; limitations on changes of control; and financial covenants including, but not limited to, minimum net worth, minimum working capital, interest coverage ratio, leverage ratio and EBITDA levels, provisions related to environmental liabilities, ERISA, conduct of business and capital expenditures.

The Senior Credit Agreement and the Guarantees contain default provisions including, but not limited to: failure to pay principal or interest on the Senior Loans when and as due; failure to comply with any of the covenants or other terms of the Senior Loans, the Guarantees or other documents (including, without limitation, security documents); breach of any representation or warranty in the Senior Credit Agreement, the Guarantees or other documents (including, without limitation, security documents); cross-default on other obligations of Paisano Publications or any Guarantor or other subsidiary; certain events of bankruptcy of Paisano Publications or any Guarantor or other subsidiary; ERISA -- related events; change of control of Paisano Publications or Easyriders (Easyriders will be required to own 100% of Paisano Publications); material judgments against Paisano Publications or any Guarantor or other subsidiary; failure to maintain perfected security interests for the Senior Loans or the Guarantee; and invalidity or disaffirmation of any of the Guarantees.


Item 7.   Financial Statements and Exhibits.
(a)         Financial statements of businesses acquired.

         (1)      NEWRIDERS, INC. AND SUBSIDIARY
                  Independent Auditors' Report -- Deloitte & Touche LLP. Consolidated Balance Sheet as of December 31, 1997. Consolidated Statement of Operations for the Year Ended December 31, 1997.
                  Consolidated Statement of Stockholders' Equity for the Year Ended December 31, 1997.
                  Consolidated Statement of Cash Flows for the Year Ended December 31, 1997.
                  Notes to the Consolidated Financial Statements.
                  Independent Auditors' Report -- Jones, Jensen & Company. Consolidated Balance Sheet as of December 31, 1996. Consolidated Statement of Operations for the Year Ended December 31, 1996.
                  Consolidated Statement of Stockholders' Equity for the Year Ended December 31, 1996.
                  Consolidated Statement of Cash Flows for the Year Ended December 31, 1996.
                  Notes to the Consolidated Financial Statements.
                  Condensed Consolidated Balance Sheets as of June 30, 1998 (unaudited) and December 31, 1997.
                  Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 1998 and 1997 (unaudited).
                  Condensed Consolidated Statements of Stockholders' Equity for the Year Ended December 31, 1997 and the Six Months Ended June 30, 1998.
                  Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1998 and 1997 (unaudited).
                  Notes to Unaudited Consolidated Financial Statements (unaudited).

         (2)      PAISANO PUBLICATIONS, INC. AND AFFILIATES
                  Independent Auditors' Report.
                  Combined Balance Sheets as of December 31, 1997 and 1996.

                  Combined Statements of Operations for the Years Ended December 31, 1997, 1996 and 1995 (unaudited).
                  Combined Statements of Shareholder's Equity for the Years Ended December 31, 1997, 1996 and 1995 (unaudited).
                  Combined Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995 (unaudited).
                  Notes to Combined Financial Statements.
                  Condensed Combined Balance Sheet as of June 30, 1998 (unaudited).
                  Condensed Combined Statements of Operations for the Six Months Ended June 30, 1998 and 1997 (unaudited).
                  Condensed Combined Statements of Cash Flows for the Six Months Ended June 30, 1998 and 1997 (unaudited).
                  Notes to Condensed Combined Financial Statements for the Six Months Ended June 30, 1998 and 1997 (unaudited).

         (3)      M & B RESTAURANTS, L.C.
                  Independent Auditor's Report.
                  Balance Sheets for the Years Ended December 30, 1997 and December 31, 1996.
                  Statements of Operations for the Years Ended December 30, 1997 and December 31, 1996.
                  Statements of Changes in Members' Equity for the Years Ended December 30, 1997 and December 31, 1996.
                  Statements of Cash Flows for the Years Ended December 30, 1997 and December 31, 1996.
                  Notes to Financial Statements.
                  Condensed Balance Sheet as of June 30, 1998 (unaudited). Condensed Statements of Operations for the Six Months Ended June 30, 1998 and July 1, 1997 (unaudited).
                  Statements of Cash Flows for the Six Months Ended June 30, 1998 and July 1, 1997 (unaudited).
                  Notes to Financial Statements for the Six Months Ended June 30, 1998 and July 1, 1997 (unaudited).

         The foregoing financial statements are incorporated by reference from the financial statements set forth in the Prospectus included in Registrant's Registration Statement on Form S-4, Registration No. 333-58501.

(b)      Pro forma financial information.
                  Newriders Equivalent Per Share Table
                  Unaudited Pro Forma Combined Condensed Financial Statement

         The foregoing pro forma financial information is incorporated by reference from the information set forth under the same captions in the Prospectus included as part of Registrant's registration Statement on Form S-4, Registration No. 333-58501.

(c)      Exhibits

Exhibit
  No.    Exhibit Description
-------  -------------------

2.1 Agreement and Plan of Merger and Reorganization dated June 30, 1998, by and among Newriders, the Registrant and Easyriders Sub, Inc., incorporated by reference from Exhibit 2.1 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

2.2 Stock Contribution and Sale Agreement, dated June 30, 1998 ("Stock Contribution and Sale Agreement"), by and among Newriders, the Registrant, Easyriders Sub II, Inc., Paisano Publications, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc., Associated Rodeo Riders on Wheels and Mr. Joseph Teresi, incorporated by reference from Exhibit 2.2 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

2.3 LLC Interest Contribution Agreement, dated June 30, 1998 ("LLC Interest Contribution Agreement"), by and among Newriders, the Registrant, William E. Prather, Marna Prather, John E. Martin, and M & B Restaurants, L.C., incorporated by reference from Exhibit 2.3 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

4.1      Specimen of the Registrant's Common Stock Certificate. (2)

10.4.1 Limited Recourse Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $5,000,000. (2)

10.4.2 Pledge Agreement dated September 23, 1998, executed by Easyriders as pledgor and Joseph Teresi as pledgee. (2)

10.4.3 Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $5,000,000. (2)

10.4.4 Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $3,000,000. (2)

10.4.5 Employment Agreement between Paisano Publications, Inc. and Bob Davis dated September 23, 1998. (2)

10.4.6 Employment Agreement between Paisano Publications, Inc. and Joseph Teresi dated September 23, 1998. (2)

10.4.7 Consulting Agreement between Paisano Publications, Inc. and Joseph Teresi dated September 23, 1998. (2)

10.4.8 Stockholders Voting Agreement comprising Exhibit I to Stock Contribution and Sale Agreement, executed upon consummation of the Reorganization by John E. Martin and Joseph Teresi. (2)

10.4.9 Promissory Note dated September 23, 1998, executed by Easyriders Sub II, Inc. in favor Joseph Teresi in the amount of $15,000,000. (2)

10.4.10 Stock Purchase Agreement dated June 30, 1998, between Easyriders and John E. Martin ("Stock Purchase Agreement"), incorporated by reference from Exhibit 10.4.10 to Registrant's registration statement on Form S-4, Registration No. 333- 58501. (1)

10.4.11 Promissory Note dated September 23, 1998, executed by John E. Martin in favor Easyriders in the amount of $5,000,000. (2)

10.4.12 Promissory Note dated September 23, 1998, executed by John E. Martin in favor Easyriders in the amount of $2,300,000. (2)

10.4.18 Letter Agreement dated August 15, 1998, regarding extension of Stock Contribution and Sale Agreement, by and among Newriders, the Registrant, Easyriders Sub II, Inc., Paisano Publications, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Factory Tours, Inc., Bros Club, Inc., Associated Rodeo Riders on Wheels, and Mr. Joseph Teresi, incorporated by reference from Exhibit 10.4.18 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

10.5.1 Note and Warrant Purchase Agreement between Easyriders, Inc., Easyriders Sub II, Inc. and Nomura Holding America, Inc., executed at consummation of the Reorganization. List of exhibits and schedules to Note and Warrant Purchase Agreement. (2)

10.5.2 Guarantee of Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels in favor of Senior Secured Lender, executed at consummation of the Reorganization. (2)

10.5.3 Pledge and Security Agreement in favor of Senior Secured Lender to be executed by Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels, executed at consummation of the Reorganization. (2)

10.5.4 Intellectual Property Security Agreement in favor of Senior Secured Lender to be executed by Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels, executed at consummation of the Reorganization. (2)

10.5.5 Warrant to Purchase Shares of Common Stock of Easyriders, Inc., dated September 23, 1998, in favor of Nomura Holding America, Inc. (2)

10.5.6 Registration Rights Agreement between Easyriders, Inc. and Senior Secured Lender, executed at consummation of the Reorganization. (2)

----------

(1)      Incorporated by reference herein.
(2)      Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EASYRIDERS, INC.
                                (Registrant)

Date: October 7, 1998           By:  /s/William E. Prather
      ---------------                -------------------------------------
                                     William E. Prather
                                     President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
  No.    Exhibit Description
-------  -------------------

2.1 Agreement and Plan of Merger and Reorganization dated June 30, 1998, by and among Newriders, the Registrant and Easyriders Sub, Inc., incorporated by reference from Exhibit 2.1 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

2.2 Stock Contribution and Sale Agreement, dated June 30, 1998 ("Stock Contribution and Sale Agreement"), by and among Newriders, the Registrant, Easyriders Sub II, Inc., Paisano Publications, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc., Associated Rodeo Riders on Wheels and Mr. Joseph Teresi, incorporated by reference from Exhibit 2.2 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

2.3 LLC Interest Contribution Agreement, dated June 30, 1998 ("LLC Interest Contribution Agreement"), by and among Newriders, the Registrant, William E. Prather, Marna Prather, John E. Martin, and M & B Restaurants, L.C., incorporated by reference from Exhibit 2.3 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

4.1      Specimen of the Registrant's Common Stock Certificate. (2)

10.4.1 Limited Recourse Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $5,000,000. (2)

10.4.2 Pledge Agreement dated September 23, 1998, executed by Easyriders as pledgor and Joseph Teresi as pledgee. (2)

10.4.3 Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $5,000,000. (2)

10.4.4 Subordinated Promissory Note dated September 23, 1998, executed by Easyriders in favor Joseph Teresi in the amount of $3,000,000. (2)

10.4.5 Employment Agreement between Paisano Publications, Inc. and Bob Davis dated September 23, 1998. (2)

10.4.6 Employment Agreement between Paisano Publications, Inc. and Joseph Teresi dated September 23, 1998. (2)

10.4.7 Consulting Agreement between Paisano Publications, Inc. and Joseph Teresi dated September 23, 1998. (2)

10.4.8 Stockholders Voting Agreement comprising Exhibit I to Stock Contribution and Sale Agreement, executed upon consummation of the Reorganization by John E. Martin and Joseph Teresi. (2)

10.4.9 Promissory Note dated September 23, 1998, executed by Easyriders Sub II, Inc. in favor Joseph Teresi in the amount of $15,000,000. (2)

10.4.10 Stock Purchase Agreement dated June 30, 1998, between Easyriders and John E. Martin ("Stock Purchase Agreement"), incorporated by reference from Exhibit 10.4.10 to Registrant's registration statement on Form S-4, Registration No. 333- 58501. (1)

10.4.11 Promissory Note dated September 23, 1998, executed by John E. Martin in favor Easyriders in the amount of $5,000,000. (2)

10.4.12 Promissory Note dated September 23, 1998, executed by John E. Martin in favor Easyriders in the amount of $2,300,000. (2)

10.4.18 Letter Agreement dated August 15, 1998, regarding extension of Stock Contribution and Sale Agreement, by and among Newriders, the Registrant, Easyriders Sub II, Inc., Paisano Publications, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Factory Tours, Inc., Bros Club, Inc., Associated Rodeo Riders on Wheels, and Mr. Joseph Teresi, incorporated by reference from Exhibit 10.4.18 to Registrant's registration statement on Form S-4, Registration No. 333-58501. (1)

10.5.1 Note and Warrant Purchase Agreement between Easyriders, Inc., Easyriders Sub II, Inc. and Nomura Holding America, Inc., executed at consummation of the Reorganization. List of exhibits and schedules to Note and Warrant Purchase Agreement. (2)

10.5.2 Guarantee of Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels in favor of Senior Secured Lender, executed at consummation of the Reorganization. (2)

10.5.3 Pledge and Security Agreement in favor of Senior Secured Lender to be executed by Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels, executed at consummation of the Reorganization. (2)

10.5.4 Intellectual Property Security Agreement in favor of Senior Secured Lender to be executed by Easyriders, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc. and Associated Rodeo Riders on Wheels, executed at consummation of the Reorganization. (2)

10.5.5 Warrant to Purchase Shares of Common Stock of Easyriders, Inc., dated September 23, 1998, in favor of Nomura Holding America, Inc. (2)

10.5.6 Registration Rights Agreement between Easyriders, Inc. and Senior Secured Lender, executed at consummation of the Reorganization. (2)

----------

(1)      Incorporated by reference herein.
(2)      Filed herewith.